UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

RXO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 North Community House Road, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

(980) 308-6058

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Daniel Morris as Chief Accounting Officer

On January 16, 2026, Daniel Morris was appointed to serve as the Chief Accounting Officer of RXO, Inc. (the “Company”), effective as of May 15, 2026. Mr. Morris, 41, has served as the Company’s vice president of accounting since its separation from XPO, Inc. (“XPO”) in November 2022. Prior to the separation, Mr. Morris served as Senior Director, Accounting, and in various other capacities in financial reporting and accounting at XPO since April 2015.

In connection with his appointment, Mr. Morris will participate in the Company’s executive compensation programs as determined by the Company’s Compensation Committee, which generally include base salary, an annual cash incentive opportunity and eligibility for long-term equity awards, in each case commensurate with his role.

Mr. Morris has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding between him and any other person relating to his appointment as an officer required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Departure of Jason Kerr as Chief Accounting Officer

On January 16, 2026, Jason Kerr, Chief Accounting Officer of the Company, notified the Company of his intent to retire, effective May 15, 2026. Mr. Kerr will continue to serve in his current role until the effectiveness of the appointment of Mr. Morris as the successor Chief Accounting Officer, after which he will remain an employee until October 15, 2026 to assist with transition matters. Mr. Kerr’s departure is not the result of any disagreement with the Company on any matter relating to its accounting principles, financial statement practices or internal controls.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2026	RXO, INC.

	By:	/s/ Jeffrey D. Firestone
	Name:	Jeffrey D. Firestone
	Title:	Chief Legal Officer and Corporate Secretary